UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 1, 2014

Sara Creek Gold Corp.
(Exact name of registrant as specified in its charter)

Nevada	98-0511130
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

326 S. Coast Highway, Suite 102 Redondo Beach, CA	90277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 316-3623

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

On January 7, 2014, Sara Creek Gold Corp. (“Sara Creek”, “we”, “us” or “our”) filed a Current Report on Form 8-K (the “Initial 8-K”) reporting that on January 1, 2014, we consummated the acquisition of Hawker Energy, LLC,. a California limited liability company (“Hawker”). The Initial 8-K stated that the financial statements and pro forma financial information related to the Hawker acquisition required by Items 9.01(a) and 9.01(b) of Form 8-K would be filed by an amendment to the Initial 8-K within 71 calendar days after the date that the Initial 8-K was required to be filed.

Sara Creek has since determined that the acquisition of Hawker does not require the filing of financial statements or pro forma financial information under Items 9.01(a) and 9.01(b) of Form 8-K.  Accordingly, this Form 8-K/A amends the Initial 8-K to state that neither financial statements nor pro forma financial information related to the Hawker acquisition is required by Items 9.01(a) and 9.01(b) of Form 8-K and, therefore, will not be filed.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sara Creek Gold Corp.

Dated:	February 28, 2014

By:	/s/ Darren Katic
Darren Katic
Chief Executive Officer

3